Commitments And Contigencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies (Abstract)
Commitments and Contingencies
15.  Commitments and Contingencies:

a) Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company's vessels. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements.  The Company is a member of a protection and indemnity association, or P&I Club that is a member of the International Group of P&I Clubs, which covers its third party liabilities in connection with its shipping activities. A member of a P&I Club that is a member of the International Group is typically subject to possible supplemental amounts or calls, payable to its P&I Club based on its claim records as well as the claim records of all other members of the individual associations, and members of the International Group. Although there is no cap on its liability exposure under this arrangement, historically supplemental calls have ranged from 0%-40% of the Company's annual insurance premiums, and in no year have exceeded $1.0 million.  Supplementary calls for 2009 and 2010 amounted to $0.6 million and $0.08 million, respectively, and were included in operating expenses in the consolidated financial statements for the twelve-month periods ended December 31, 2009 and 2010, respectively. All such amounts were not material. There were no supplementary calls for 2011. The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements. The Company's protection and indemnity (P&I) insurance coverage for pollution is $1 billion per vessel per incident.

b) The following table sets forth the Company's lease as of December 31, 2011:

	2012	2013	2014	2015	2016 & thereafter	Total
	(Amounts in million of US Dollars)
Operating lease obligations (Bareboat charters) (1)	(32.9)	(32.8)	(31.9)	(17.1)	-	(114.7)
Future minimum charter receivables (2)	135.3	56.9	37.6	33.6	2.5	265.9
Property leases (3)	(0.8)	(0.8)	(0.9)	(0.1)	-	(2.6)

(1) The amount relates to the bareboat hire to be paid for the seven vessels chartered-in under bareboat charter agreements expiring in July 2015 (Note 1).

(2) The amount relates to revenue to be earned under the Company's fixed time charters net of related commissions.

(3) Maryville (Note 1) has a lease agreement for the rental of office premises until February 2015 with an unrelated party. Under the current terms of the lease, the monthly rental fee is approximately $0.06 million. Operating lease payments for 2009, 2010 and 2011 amounted to approximately $0.8 million, $0.7 million and $0.8 million, respectively and are included in General and Administrative expenses in the accompanying consolidated statements of operations. Rent increases annually at a rate of 1.5% above inflation.